SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary information statement.    [ ] Confidential, for use of the Commissioner
[ ] Definitive information statement.         only (as permitted by Rule 14c-5(d)(2))

                           WILSHIRE TARGET FUNDS, INC.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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                applies: N/A

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                (3) Per unit price or other underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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                (5) Total fee paid: $0

      [ ] Fee paid previously with preliminary materials. N/A

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid: N/A

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                (4) Date Filed:  N/A

                IMPORTANT NEWS ABOUT WILSHIRE TARGET FUNDS, INC.

July 8, 2003


Dear Stockholders of the Large Company Growth and Large Company Value
Portfolios:

The Board of Directors of Wilshire Target Funds, Inc. (the "Company") has approved Putnam Advisory Company, LLC, Grantham, Mayo, Van Otterloo & Co., LLC, and Alliance Capital Management, LP to provide sub-advisory services with respect to the Large Company Growth and Large Company Value Portfolios as of April 9, 2003. Putnam and Grantham, Mayo each manage a portion of the Large Company Growth Portfolio and Alliance manages a portion of the Large Company Value Portfolio. These new sub-advisers join Los Angeles Capital Management & Equity Research, Inc., the current sub-adviser of the Portfolios, which continues to provide sub-advisory services with respect to a portion of the Portfolios along with the new sub-advisers. Wilshire Associates Incorporated, the Company's investment adviser, continues to oversee the sub-advisers.

The next few pages of this package feature more information about the new sub-advisers, including their investment processes and styles. Please take a few moments to read them. Call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in the Company.

Best regards,


Thomas M. Goodrum, Jr., CFA

President

                           WILSHIRE TARGET FUNDS, INC.

                              INFORMATION STATEMENT

              TO STOCKHOLDERS OF THE LARGE COMPANY GROWTH PORTFOLIO
                                       AND
                          LARGE COMPANY VALUE PORTFOLIO

This document is an Information Statement and is being furnished to stockholders of the Large Company Growth and Large Company Value Portfolios (the "Portfolios"), each a series of Wilshire Target Funds, Inc. (the "Company"), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the "SEC"). Wilshire Associates, Incorporated ("Wilshire") serves as the investment adviser for the Company. The exemptive order permits Wilshire and the Board of Directors of the Company (the "Board") to employ additional sub-advisers, terminate sub-advisers, or modify sub-advisory agreements without prior approval of stockholders.

Under the SEC order, if Wilshire and the Board retain a new sub-adviser or materially change an existing sub-advisory agreement between Wilshire and a sub-adviser, Wilshire is required to provide an Information Statement to stockholders of the affected portfolios of the Company explaining any changes and disclosing the aggregate fees paid to the sub-advisers as a result of those changes. The sub-advisory agreements are reviewed annually by the Board.

This Information Statement will be mailed on or about July 8, 2003 to the stockholders of the Portfolios of record as of June 2, 2003 (the "Record Date"). The Portfolios will bear the expenses incurred in connection with preparing this Information Statement. As of the Record Date, 14,316,521 shares of the Large Company Growth Portfolio and 3,705,230 shares of the Large Company Value Portfolio were issued and outstanding. Information on stockholders who owned beneficially more than 5% of the shares of each Portfolio as of the Record Date is set forth in Appendix A. To the knowledge of Wilshire, the executive officers and directors of the Company as a group owned less than 1% of the outstanding shares of each Portfolio and of the Company as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPOINTMENT OF NEW SUB-ADVISERS TO THE COMPANY

The Board of Directors of the Company has approved Putnam Advisory Company, LLC ("Putnam"), Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") and Alliance Capital Management, LP ("Alliance") (collectively, the "New Sub-Advisers," and together with Los Angeles Capital Management & Equity Research, Inc., the "Sub-Advisers") to provide sub-advisory services with respect to the Portfolios as of April 9, 2003. Putnam and GMO each manage a portion of the Large Company Growth Portfolio and Alliance manages a portion of the Large Company Value Portfolio. The New Sub-Advisers join Los Angeles Capital Management & Equity Research, Inc., the current sub-adviser of the Portfolios, which continues to provide sub-advisory services with respect to a portion of the Portfolios. Wilshire continues to oversee the Sub-Advisers.

No officers or Directors of the Company are officers, employees, directors, general partners or shareholders of any of the New Sub-Advisers. In addition, since August 31, 2001, the beginning of the Company's last fiscal year, no Director of the Company has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which the New Sub-Advisers, any parent or subsidiary of the New Sub-Advisers or any subsidiary of the parent of such entities was or is to be a party.

EVALUATION BY THE BOARD OF DIRECTORS

On March 31, 2003, the Board approved sub-advisory agreements with the New Sub-Advisers. The Board considered the extensive experience of each of the New Sub-Advisers and the experience and qualifications of their key personnel. The Board also considered the research and portfolio management philosophies of each of the New Sub-Advisers, as well as the performance of certain of their products. The Board determined that the fees under the new sub-advisory agreements were fair and reasonable for the services provided by each of the New Sub-Advisers to the respective Portfolios and that the total investment advisory fees for each of the Portfolios were competitive with fees paid by other similar mutual funds to other advisers.

PUTNAM ADVISORY COMPANY, LLC

Wilshire has entered into a sub-advisory agreement with Putnam, dated April 15, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Putnam has managed client assets since it was founded in 1937. Eric H. Sorenson, Ph.D., is the Team Leader and Tony H. Elavia, Ph.D. is a Team Member for the Large Company Growth Portfolio. Dr. Sorenson is Putnam's Managing Director of Quantitative Research. Dr. Sorenson joined Putnam in 2000. Prior to that, he was with Salomon Smith Barney from 1986. Dr. Elavia is a Managing Director and Senior Portfolio Manager on Putnam's Large Cap Growth Team. In addition, Dr. Elavia is the Director of Quantitative Equity Research and Money Management at Putnam. Dr. Elavia, who joined Putnam in 1999, had been President of TES Partners since 1998.

Putnam is located at One Post Office Square, Boston, Massachusetts 02109, and as of May 31, 2003, with its affiliates, managed approximately $265.7 billion in assets.

The basis of the Putnam quantitative equity approach is its belief that the combination of diligent fundamental research and technical quantitative techniques can generate superior risk-adjusted performance over time. The firm seeks to construct portfolios that are well diversified in terms of sources of excess return, remaining keen to risk management and the costs of trading.

The firm combines traditional factors within their quantitative model with an emphasis on standard valuation techniques that are the core of its fundamental research. This fundamental research effort is combined with quantification of estimates of fair value for securities held and considered for investment. Quantitative analysts are charged with the development and maintenance of sophisticated models that generate forecasts of expected return, measure risk and transaction costs, and frame the portfolio construction effort. The firm has also implemented a "knowledge management" structure whereby ideas are shared in a multi-disciplinary environment.

The process integrates the firm's fundamental and quantitative research outputs through the use of optimization techniques that seek to maximize expected excess returns for a given level of risk. Putnam believes that the excess return estimates from the two research approaches have low correlations, and thus risk reduction opportunities exist.

GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC

Wilshire has entered into a sub-advisory agreement with GMO, dated April 15, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. GMO has managed portfolios and performed fundamental quantitative research since its inception in the late 1970s. Day to day management of GMO's portion of the Portfolio is the responsibility of its U.S. Quantitative Division, a division of GMO that is comprised of approximately 14 investment professionals, and no one person is primarily responsible for the management of the portfolio. GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110, and as of May 31, 2003, managed approximately $31.3 billion in assets.

GMO manages its portfolio in a manner that reflects its core philosophy that risk averse and disciplined application of research output creates opportunities for excess return over time. Quantitative and fundamental research feed the portfolio management process. The quantitative research process leverages the substantial database infrastructure that the firm has constructed. The fundamental research process includes company management interaction and supplements the quantitative orientation of the strategy. The objective of these actions is to identify forward-looking opportunities for excess return.

As a structured portfolio approach, the GMO strategy is highly disciplined. GMO seeks to uncover investment opportunities through a variety of processes, including screens that identify valuation anomalies, investor "neglect", and momentum factors. Valuation anomalies surface through the use of the firm's proprietary dividend discount model. A proprietary optimization process measures the expected contribution from an investment in terms of excess return and also excess risk. Sector weights and capitalization exposures are explicitly controlled relative to the portfolio's benchmark. The buy and sell disciplines are rigorous and designed to eliminate the powerful negative effect of investor emotion.

ALLIANCE CAPITAL MANAGEMENT, LP

Wilshire has entered into a sub-advisory agreement with Alliance, dated April 15, 2003, for its Bernstein Investment Research and Management unit ("Bernstein") to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("SCB"), a registered investment adviser and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967.

Marilyn G. Fedak, John P. Mahedy and Lewis A. Sanders are co-portfolio managers of Bernstein's portion of the Large Company Value Portfolio. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group of Bernstein and was also elected to the Board of Directors of Alliance in 1993. She had previously served as Chairman of the U.S. Equity Investment Policy Group at SCB, which she joined in 1984. Mr. Mahedy is the Director of U.S. Value Equity Research at Bernstein. Mr. Mahedy also serves on Bernstein's Large Cap U.S. Value Equity Investment Policy Group. Mr. Mahedy was a senior research analyst with Bernstein from 1995 until 2001. Mr. Sanders is Director, Vice-Chairman and Chief Investment Officer of Alliance, and will assume the title of Chief Executive Officer in mid-2003. He was elected Chairman of the Board of Directors and chief executive officer of SCB in 1993 after serving for 12 years as President and Chief Operating Officer, with senior responsibility for research and investment management. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105, and as of May 31, 2003, managed approximately $423 billion in assets.

Bernstein's approach to managing its portion of the Portfolio is value-based and price-driven. Bernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on an emotional overreaction to events of the day, assuming that current conditions - good or bad - will remain unchanged. As a result, it believes, companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound, creating buying opportunities. Intensive fundamental research is performed to identify these buying opportunities in the marketplace.

Bernstein's Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company's future cash flow, as forecast by Bernstein's analysts, to the current price of its stock. Based on the projected internal rate of return, an expected investment rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. Once the expected return for each stock has been calculated, it is adjusted for timing risk and concentration risk.

When the risk analysis is complete, securities are ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for a model portfolio. If selected, securities ranking in the top third of Bernstein's valuation universe are overweighted because they represent the most undervalued stocks in that universe. Securities ranked in the middle third of Bernstein's universe, if selected, are market weighted to add diversification to the portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position is trimmed back to a market weighting. If the security's ranking continues to fall into the bottom third of the universe, it is sold outright or, if it is a very large capitalization stock, it is underweighted.

AGGREGATE FEES

Wilshire's annual advisory fee for the Large Company Growth and Large Company Value Portfolios is 0.75% of the respective Portfolio's average daily net assets. For the fiscal period ended December 31, 2002, the Company paid Wilshire $276,018 in advisory fees for the Large Company Growth Portfolio and $50,436 in advisory fees for the Large Company Value Portfolio. These fees reflect a partial waiver of advisory fees by Wilshire of 0.50% of average daily net assets. Advisory fees payable before the waiver were $828,055 for the Large Company Growth Portfolio and $151,310 for the Large Company Value Portfolio. The Portfolios' fiscal year end changed from August 31 to December 31, effective December 31, 2002. For the fiscal year ended August 31, 2002, the Company paid Wilshire $1,080,004 in advisory fees for the Large Company Growth Portfolio and $200,358 in advisory fees for the Large Company Value Portfolio.

All sub-advisory fees will be paid by Wilshire and not the Company. The fees paid by Wilshire to the Sub-Advisers depend on the fee rate negotiated with Wilshire and on the percentage of the respective Portfolio's assets allocated to the Sub-Adviser by Wilshire. Because Wilshire pays the Sub-Advisers' fees out of its own fees received from the Portfolios, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE PORTFOLIOS AND THEIR STOCKHOLDERS IN CONNECTION WITH THE ADDITION OF THE NEW SUB-ADVISERS TO THE PORTFOLIOS.

TERMS OF SUB-ADVISORY AGREEMENTS

Each of the sub-advisory agreements will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and may be terminated with respect to the relevant Portfolio at any time without payment of any penalty by Wilshire or the appropriate Sub-Adviser on sixty days prior written notice to the other party. Each of the sub-advisory agreements may also be terminated with respect to the relevant Portfolio at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio (as defined by the 1940 Act) on sixty days prior written notice to the appropriate Sub-Adviser by the Company. A sub-advisory agreement may be terminated with respect to the relevant Portfolio at any time upon written notice, without payment of any penalty, by Wilshire, the Board, or a vote of a majority of the outstanding voting securities of such Portfolio if the appropriate Sub-Adviser or any officer or director of the Sub-Adviser has breached any representation or warranty in the sub-advisory agreement or has taken any action which results in a material breach of the covenants of the Sub-Adviser under the sub-advisory agreement. Each sub-advisory agreement will automatically terminate with respect to the relevant Portfolio if the Investment Advisory Agreement between Wilshire and the Company with respect to such Portfolio is terminated, assigned or not renewed.

ADDITIONAL DISCLOSURE REGARDING THE SUB-ADVISERS

Each Sub-Adviser may allocate orders for purchase and sale transactions to any affiliated broker-dealer in connection with the purchase or sale of securities. As of June 2, 2003, the only Sub-Adviser which routinely traded through an affiliated broker-dealer was Alliance. While Alliance trades through an affiliated broker, such trades are subject to Rule 17e-1 under the 1940 Act, which requires that fees paid to brokers be reasonable, fair and comparable to fees paid to other brokers in similar transactions.

PUTNAM

Putnam is a Delaware limited liability company owned by the Putnam Advisory Trust which, in turn, is owned by Putnam LLC. Putnam LLC is owned by Putnam Investments Trust, of which, all of the voting shares are owned by Marsh & McLennan Companies, Inc., a publicly traded company which is located at 1166 Avenue of the Americas, New York, NY 10036-2774.

The names and principal occupations of the principal executive officers and each director of Putnam, all located at One Post Office Square, Boston, Massachusetts 02109, are listed below.

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  NAME                                     TITLE / PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------
  Jeffrey W. Greenberg                     Chief Executive Officer of Marsh & McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  Lawrence J. Lasser                       President and Chief Executive Officer, Putnam Investments
-------------------------------------------------------------------------------------------------------
  Charles E. Haldeman Jr., CFA             Senior Managing Director, Co-Head of Investments
-------------------------------------------------------------------------------------------------------
  Stephen M. Oristaglio                    Senior Managing Director, Co-Head of Investments
-------------------------------------------------------------------------------------------------------
  Steven Spiegel                           Senior Managing Director, Chief of Global Distribution
-------------------------------------------------------------------------------------------------------
  Karnig H. Durgarian                      Senior Managing Director, Chief of Operations
-------------------------------------------------------------------------------------------------------
  Tim Ferguson                             Senior Managing Director, Technology, Human Resources,
                                           Strategic Initiatives
-------------------------------------------------------------------------------------------------------

Putman does not currently act as sub-adviser with respect to any other fund having a similar investment objective to the Large Company Growth Portfolio.

GMO

GMO is a Massachusetts limited liability company privately owned by its founders and members. No one person owns a controlling interest in GMO. The three members who have the largest ownership interests are Robert Jeremy Grantham, Richard Mayo and Eyk Van Otterloo. The names and principal occupations of the principal executive officers and each director of GMO, all located at 40 Rowes Wharf, Boston, Massachusetts 02110, are as follows:

-------------------------------------------------------------------------------------
  NAME                                   TITLE / PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------
 Robert Jeremy Grantham                  Member
-------------------------------------------------------------------------------------
 Richard Mayo                            Capital Member
-------------------------------------------------------------------------------------
 Eyk De Mol Van Otterloo                 Member
-------------------------------------------------------------------------------------
 John Rosenblum                          Member, Chairman of GMO Board
-------------------------------------------------------------------------------------
 Christopher Darnell                     Member, Investment Director
-------------------------------------------------------------------------------------
 Jon Hagler                              Member, Chairman of Governance Committee
-------------------------------------------------------------------------------------
 Paul Woolley                            GMO Board Member
-------------------------------------------------------------------------------------
 Scott Eston                             Member, Chairman of Management Committee,
                                         Chief Financial Officer
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 Forrest Berkley                         Member, Management Committee Member
-------------------------------------------------------------------------------------
 Arjun Divecha                           Member
-------------------------------------------------------------------------------------
 William Nemerever                       Member, Investment Director
-------------------------------------------------------------------------------------
 Ann Spruill                             Member, Investment Director
-------------------------------------------------------------------------------------
 Thomas Cooper                           Member, Investment Director
-------------------------------------------------------------------------------------
 Jui Lai                                 Member, Investment Director
-------------------------------------------------------------------------------------
 William Royer                           Member, General Counsel
-------------------------------------------------------------------------------------
 Benjamin Inker                          Member, Management Committee Member
-------------------------------------------------------------------------------------
 Anthony Ryan                            Management Committee Member, Director of
                                         Marketing/ Client Services
-------------------------------------------------------------------------------------
 Julie Perniola                          Compliance Officer
-------------------------------------------------------------------------------------
 Kirk Ott                                Member, Portfolio Manager
-------------------------------------------------------------------------------------
 Robert Soucy                            Member, Portfolio Manager
-------------------------------------------------------------------------------------
 Edmond Choi                             Member, Portfolio Manager
-------------------------------------------------------------------------------------
 Richard Dahlberg                        Portfolio Manager
-------------------------------------------------------------------------------------

GMO is investment adviser to GMO Growth Fund, a registered investment company with an investment objective substantially similar to that of the Large Company Growth Portfolio. The investment advisory contract between GMO and GMO Growth Fund provides for a management fee of 0.33% and a shareholder servicing fee of 0.15% for Class III shares. GMO does not waive or reduce these fees pursuant to the investment advisory contract but does reimburse the fund for certain other expenses. The assets of GMO Growth Fund as of May 31, 2003 were $407.9 million.

ALLIANCE

Alliance is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC") is the general partner. ACMC is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable").

Equitable is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation which is a wholly-owned subsidiary of AXA, a publicly-held French insurance holding company. As of December 31, 2002, Alliance Capital Management Holding, L.P. ("Alliance Holding") owned approximately 30.7% of the limited partnership interests in Alliance ("Alliance Capital Units"). The remaining Alliance Capital Units are owned by ACMC, Inc. and SCB Partners, Inc. SCB Partners, Inc. is owned by SCB, Inc., which is controlled by the estate of Zalman C. Bernstein. As of December 31, 2002, AXA Financial owned approximately 1.9% of the outstanding publicly traded units of Alliance Holding and approximately 54.7% of the outstanding Alliance Capital Units, which, including the general partnership interests in Alliance and Alliance Holding, represent an approximate 55.7% economic interest in Alliance. The balance of the interest in Alliance Holding is owned by Alliance Alp, Inc.

The names and principal occupations of the principal executive officers and each director of Alliance, all located at 1345 Avenue of the Americas, New York, New York 10105, are listed below:

-----------------------------------------------------------------------------------------------------
  NAME                                     TITLE / PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------
 Bruce W. Calvert                          Chairman & CEO, Chairman of the Board of Directors of
                                           Alliance Capital Management Corporation and Chief
                                           Executive Officer.
-----------------------------------------------------------------------------------------------------
 John D. Carifa                            President & COO, President, Chief Operating Officer of
                                           Alliance Capital Management; Chief Executive Officer of
                                           Alliance's Mutual Funds Division.
-----------------------------------------------------------------------------------------------------
 Alfred Harrison                           Vice Chairman, Vice Chairman of the Board,
                                           Large Capitalization Growth team leader and Co-head of
                                           the Global/International Large Cap Equity team.
-----------------------------------------------------------------------------------------------------
 Roger Hertog                              Vice Chairman, Sales & Marketing, Vice Chairman,
                                           Institutional and Private Asset Management Sales and
                                           Marketing.
-----------------------------------------------------------------------------------------------------
 Lewis A. Sanders                          Vice Chairman & CIO, Vice-Chairman and Chief Investment
                                           Officer - Alliance Capital Management Corporation.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 John Blundin                              Executive Vice President, Executive Vice President and
                                           Co-Head of Alliance's Growth Equity team.
-----------------------------------------------------------------------------------------------------
 Kathleen A. Corbet                        Executive Vice President, Executive Vice President of
                                           Alliance Capital Management L.P. and Chief Executive
                                           Officer of Alliance's Fixed Income division.
-----------------------------------------------------------------------------------------------------
 Marilyn G. Fedak                          Executive Vice President, Executive Vice President and
                                           Chief Investment Officer - U.S. Value Equities.
-----------------------------------------------------------------------------------------------------
 Thomas S. Hexner                          Executive Vice President, Executive Vice President
                                           Alliance Capital Management, L.P.
-----------------------------------------------------------------------------------------------------
 Michael J. Laughlin                       Executive Vice President, Executive Vice President,
                                           Alliance Capital Management L.P. Chairman, Alliance Fund
                                           Distributors.
-----------------------------------------------------------------------------------------------------
 Gerald M. Lieberman                       Executive Vice President, Executive Vice President,
                                           Finance and Operations.
-----------------------------------------------------------------------------------------------------
 Marc O. Mayer                             Executive Vice President.
-----------------------------------------------------------------------------------------------------
 James G. Reilly                           Executive Vice President, Executive Vice President,
                                           manager of the Chicago office, and Large Cap Growth
                                           Portfolio Manager.
-----------------------------------------------------------------------------------------------------
 Paul Rissman                              Executive Vice President, Executive Vice President,
                                           Director of Global Growth Equity Research and Portfolio
                                           Manager.
-----------------------------------------------------------------------------------------------------
 Lisa Shalett                              Executive Vice President, Chief Executive Officer,
                                           Bernstein Institutional Research Services, Sanford C.
                                           Bernstein, LLC.
-----------------------------------------------------------------------------------------------------
 Christopher M. Toub                       Executive Vice President, Executive Vice President and
                                           Co-Head of Alliance's Growth Equity team.
-----------------------------------------------------------------------------------------------------

Certain information regarding other funds for which Alliance acts as sub-adviser and which have investment objectives similar to those of the Large Company Value Portfolio is as follows:

---------------------------------------------------------------------------------------------------------
FUND                                 FEE RATE                         NET ASSETS AS OF 3/31/03
---------------------------------------------------------------------------------------------------------
Diversified Fund                     0.35% on first $500 million      $858 million
                                     0.30% thereafter
---------------------------------------------------------------------------------------------------------
Core Value Fund                      0.25% on first $500 million      $226 million
                                     0.20% thereafter
---------------------------------------------------------------------------------------------------------
Large Cap Value Fund                 0.60% on first $10 million       $706 million
                                     0.50% on next $15 million
                                     0.40% on next $25 million
                                     0.30% on next $50 million
                                     0.25% on next $50 million
                                     0.225% on next $50 million
                                     0.20% thereafter
---------------------------------------------------------------------------------------------------------
Core Value Equity Fund               0.23% on first $300 million      $256 million under management by
                                     0.20% thereafter                 Alliance
---------------------------------------------------------------------------------------------------------

                               GENERAL INFORMATION

The principal executive offices of the Company and Wilshire are located at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. The Company's administrator and transfer and dividend disbursing agent is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212. The Company's distributor is PPPC Distributors, Inc., located at the same address. The Company's custodian is Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675. The Company's counsel and the counsel to the independent Board members is Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.


THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE TARGET FUNDS, INC., C/O PFPC INC., P.O. BOX 9807, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING 1-888-200-6796.

                                   APPENDIX A

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY GROWTH PORTFOLIO
                             INVESTMENT CLASS SHARES

-------------------------------------------------------------------------------
                                       PERCENTAGE OF SHARES OWNED
SHAREHOLDER NAME AND ADDRESS           AS OF JUNE 2, 2003
-------------------------------------------------------------------------------

Charles Schwab & Co.                                 70.94%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------------------------------


           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY GROWTH PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------
                                       PERCENTAGE OF SHARES OWNED
SHAREHOLDER NAME AND ADDRESS           AS OF JUNE 2, 2003
--------------------------------------------------------------------------------
Charles Schwab & Co.                                 33.43%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------------------------------
Horace Mann Life Insurance Company
Separate Account
1 Horace Mann Plaza                                  18.23%
Springfield, IL 62715
-------------------------------------------------------------------------------
FTC & Co.
Attn: Datalynk #093                                   7.05%
P.O. Box 173736
Denver, CO 80217
--------------------------------------------------------------------------------

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY VALUE PORTFOLIO
                             INVESTMENT CLASS SHARES

--------------------------------------------------------------------------------
                                       PERCENTAGE OF SHARES OWNED
SHAREHOLDER NAME AND ADDRESS           AS OF JUNE 2, 2003
--------------------------------------------------------------------------------

Charles Schwab & Co.                                 37.45%
Mutual Funds Department
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104
--------------------------------------------------------------------------------
Horace Mann Life Insurance Company
Separate Account
1 Horace Mann Plaza                                  34.11%
Springfield, IL 62715
--------------------------------------------------------------------------------
National Investors Services FBO
097-50000-19                                         11.75%
10.23%
55 Water St., FL 32
New York, NY 10041
--------------------------------------------------------------------------------

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                          OF THE LARGE VALUE PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------
                                       PERCENTAGE OF SHARES OWNED
SHAREHOLDER NAME AND ADDRESS           AS OF JUNE 2, 2003
--------------------------------------------------------------------------------
Cincinnati Bell Collectively                         24.10%
Bargained Retirees Health Care TR
Mail Location: 102-732
201 East 4th St.
Cincinnati, OH 45202
--------------------------------------------------------------------------------